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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

PURSUANT TO SECTION 15 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): October 30, 1998

                         Commission file number: 1-12529

                                  NETMED, INC.
             (Exact name of Registrant as specified in its charter)

          OHIO                                                   31-1282391
(State of incorporation                                       (I.R.S. Employer
    or organization)                                         Identification No.)

                     6189 MEMORIAL DRIVE, DUBLIN, OHIO 43017
          (Address of principal executive offices, including zip code)

                                 (614) 793-9356
              (Registrant's telephone number, including area code)

ITEM 5.

     NETMED ANNOUNCES COMMON STOCK TO CONTINUE TO BE LISTED ON THE AMERICAN
                                 STOCK EXCHANGE

DUBLIN, OH, OCT. 30 -- NetMed Inc. (AMEX: NMD), today announced that the Committee on Securities of The American Stock Exchange has deferred consideration of the Company's appeal of the Exchange's determination to de-list NetMed for a period of five (5) months. The Company's common stock will continue to be listed on The American Stock Exchange until March 31, 1999 when another hearing will be held to determine whether the listing should continue. While an assessment of all relevant considerations will be made, the Company will be evaluated on two specific expectations: 1) Securing additional funding for the development of industrial applications for the Company's oxygen technology, and
2) Continuing to receive an unqualified opinion on its financial statements from the Company's auditors on its 1998 financial statements.

David J. Richards, NetMed's president and CEO stated, "We obviously are very pleased with the decision of the Committee on Securities. The visibility of an AMEX listing will be a very valuable asset going forward. We also believe that being a listed company on a traditional exchange helps insure our shareholders of continued oversight by AMEX and an orderly and fair market in which to trade the Company's common stock. I believe that the conditions for continued listing are certainly achievable in the time frame allowed."

         NetMed, Inc. is engaged in the business of acquiring, developing and marketing medical and health-related technologies. The company's revenues are currently derived principally from the marketing of the PAPNET(R) Testing System, an advanced computerized test that pinpoints and magnifies
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precancerous cells. The company is also developing the OxyNet oxygen concentration device, which it plans to manufacture and sell in the home healthcare market.

Statements in this release which relate to other than strictly historical facts, including statements about the Company's plans and strategies, as well as management's expectations about new and existing products, technologies and opportunities, market growth, demand for and acceptance of new and existing products (including the PAPNET(R) Testing System and the OxyNet(R) oxygen concentration device), are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company's current reliance on a single product marketed under license from NSI, the corresponding dependence on NSI's patents and proprietary technology, government regulation, continuing losses from operations and negative cash flow, limited marketing and sales history, the impact of third party reimbursement decisions, the challenges of research and development of new products, and other risks detailed in the Company's most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

                                     ######


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized in Dublin, Ohio on this 5th day of November, 1998.


                                             By: /s/ David J. Richards
                                                -----------------------------
                                             David J. Richards, President